                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement of Muslim Media Network, Inc. on Form SB-2 of our report dated April 13, 2005 (except for Note 3, as to which the date is April 29, 2005), appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in such Prospectus.

/s/ UHY LLP
Southfield, Michigan
May 27, 2005

                                       1